UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 21, 2019

Thunder Energies Corporation
(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54464

(Commission File Number)

45-1967797

(IRS Employer Identification No.)

1444 Rainville Road, Tarpon Springs, Florida 34689

(Address of Principal Executive Offices and Zip Code)

(727) 940-3944

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 3 – Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

On May 17, 2019, the Company filed Articles of Amendment (the “Amendment”) to its Articles of Incorporation with the Florida Division of Corporations to effectuate a one-for-twenty (1:20) reverse split of the Company’s Common Stock. The Amendment also stated that the number of authorized shares of Common Stock will remain the same after the reverse stock split. The Amendment was filed with shareholder approval and shall be effective on June 7, subject to FINRA approval. The remainder of the Company’s Articles of Incorporation remains unchanged.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2019, the Company filed Articles of Amendment to its Articles of Incorporation with the Florida Division of Corporations to effectuate a one-for-twenty (1:20) reverse split of the Company’s Common Stock. The Amendment also stated that the number of authorized shares of Common Stock will remain the same after the reverse stock split. The Amendment was filed with shareholder approval. The Amendment was filed with shareholder approval and shall be effective on June 7, subject to FINRA approval. The remainder of the Company’s Articles of Incorporation remains unchanged. A copy of the Amendment is included as an exhibit to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2019, Company shareholder, Hadronic Technologies Press, Inc. (“Shareholder”) delivered a Consent To Action By Shareholder Without A Meeting (the “Consent”) pursuant to which Shareholder voted all of its 50,000,000 shares of Series “A” Convertible Preferred Stock (the “Preferred Stock”) in favor of amending the Articles of Incorporation of the Company to effectuate a one-for-twenty (1:20) reverse split of the Company’s Common Stock. The Preferred Stock has 15 votes per share. The votes cast in favor of the reverse stock split constitute a majority of votes regarding all shares of Company capital stock that could have been voted regarding the proposed reverse stock split. A copy of the Consent is attached as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to Articles of Incorporation
99.1	Shareholder Consent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER ENERGIES CORPORATION

Dated: May 21, 2019	By:	/s/ Dr. Ruggero M. Santilli
Dr. Ruggero M. Santilli
Chief Executive Officer

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